UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2006 (April 20, 2006)
RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation or organization)	Number)	Identification No.)
401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)
(419) 783-8950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On April 21, 2006, Rurban Financial Corp. (the “Company”) hosted a conference call and webcast to discuss its results for the first fiscal quarter ended March 31, 2006. A copy of the script for the conference call and webcast is furnished as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise stated in such filing.
Item 7.01 – Regulation FD Disclosure
     On April 20, 2006, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, the Company discussed its results for the first fiscal quarter ended March 31, 2006 and issued guidance regarding projected performance for the 2006 fiscal year. A copy of the materials presented at the Annual Meeting is furnished as Exhibit 99.2 and is incorporated herein by reference.
     The information in this Item 7.01, including Exhibit 99.2 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, except as otherwise stated in such filing.
Item 8.01 – Other Events
     On April 21, 2006, the Company hosted a conference call and webcast to discuss its results for the first fiscal quarter ended March 31, 2006. A copy of the script for the conference call and webcast is furnished as Exhibit 99.1 and is incorporated herein by reference.
     On April 20, 2006, the Company held its Annual Meeting of Stockholders. At the Annual Meeting, the Company discussed its results for the first fiscal quarter ended March 31, 2006 and issued guidance regarding projected performance for the 2006 fiscal year. A copy of the materials presented at the Annual Meeting is furnished as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of business acquired — Not Applicable

(b)	Pro forma financial information — Not Applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Script of conference call and webcast conducted on April 21, 2006

99.2	Materials presented at Annual Meeting of Shareholders held April 20, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: April 25, 2006	By:	/s/ Duane L. Sinn

Duane L. Sinn
Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated April 25, 2006
Rurban Financial Corp.

Exhibit No.	Description
99.1	Script of conference call and webcast conducted on April 21, 2006

99.2	Materials presented at Annual Meeting of Shareholders held April 20, 2006